Revenue	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue
Note 3 - Revenue
The following information about the Company’s revenues is presented by segment. Southwest encompasses the natural gas distribution segment, Centuri encompasses the utility infrastructure services segment, and MountainWest, prior to its sale in February 2023, encompassed the pipeline and storage segment.
Natural Gas Distribution Segment:
Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. Revenues from customer arrangements and from alternative revenue programs are described below.
Southwest acts as an agent for state and local taxing authorities in the collection and remittance of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in Regulated operations revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.
Southwest generally offers two types of services to its customers: tariff sales and transportation–only service. Tariff sales encompass sales to many types of customers (primarily residential) under various rate schedules, subject to cost-of-service ratemaking, which is based on the rate-regulation of state commissions and the FERC. Southwest provides both the commodity and the related distribution service to nearly all of its approximate 2.2 million customers, and only several hundred customers (who are eligible to secure their own gas) subscribe to transportation-only service. Natural gas is delivered and consumed by the customer simultaneously. The provision of service is represented by the turn of the meter dial and is the primary representation of the satisfaction of performance obligations of Southwest. The amount billable via regulated rates (both volumetric and fixed monthly rates as part of rate design) corresponds to the value to the customer, and management believes that the amount billable (amount Southwest has the right to invoice) is appropriate to utilize for purposes of recognizing revenue. Estimated amounts remaining unbilled since the last meter read date are restricted from being billed due only to the passage of time and therefore are also recognized for service provided through the balance sheet date. While natural gas service is typically recurring, there is generally not a contract term for utility service. Therefore, the contract term is not generally viewed to extend beyond the service provided to date, and customers can generally terminate service at will.
Transportation-only service is also governed by tariff rate provisions. Transportation-only service is generally only available to very large customers under requirements of Southwest’s various tariffs. With this service, customers secure their own gas supply and Southwest provides transportation services to move the customer-supplied gas to the intended location. Southwest concluded that transportation/transmission service is suitable to an “over time” recognition model. Rate structures under Southwest’s regulation for transportation customers include a combination of volumetric charges and monthly “fixed” charges (including charges commonly referred to as capacity charges, demand charges, or reservation charges) as part of the rate design of regulated jurisdictions. These types of fixed charges represent a separate performance obligation associated with standing ready over the period of the month to deliver quantities of gas, regardless of whether the customer takes delivery of any quantity of gas. The performance obligations under these circumstances are satisfied over the course of the month under an output measure of progress based on time, which correlates to the period for which the charges are eligible to be invoiced.
Under its regulation, Southwest enters into negotiated rate contracts for those customers located in proximity to another pipeline, which pose a threat of bypassing its distribution system. Southwest may also enter into similar contracts for customers otherwise able to satisfy their energy needs by means of alternative fuel to natural gas. Less than two dozen customers are party to contracts with rate components subject to negotiation. Many rate provisions and terms of service for these less common types of contracts are also subject to regulatory oversight and tariff provisions. The performance obligations for these customers are satisfied similarly to those for other customers by means of transporting/delivering natural gas to the customer. Many or most of the rate components, and structures, for these types of customers are the same as those for similar customers without negotiated rate components; and the negotiated rates are within the parameters of the tariff guidelines. Furthermore, while some of these contracts include contract periods extending over time, including multiple years, as amounts billable under the contract are based on rates in effect for the customer for service provided to date, no significant financing component is deemed to exist.
As indicated above, revenues also include the net impacts of margin tracker/decoupling accruals. All of Southwest’s service territories have decoupled rate structures (also referred to as alternative revenue programs) that are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. The primary alternative revenue programs involve permissible adjustments for differences between stated tariff benchmarks and amounts billed through revenue from contracts with customers via existing rates. Such adjustments are recognized monthly in revenue and in the associated regulatory asset/liability accounts in advance of rate adjustments intended to collect or return amounts recognized. Revenues recognized for the adjustment to the benchmarks noted are required to be presented separately from revenues from contracts with customers, and as such, are provided below and identified as related to alternative revenue programs (which excludes recoveries from customers).
Southwest’s operating revenues included on the Consolidated Statements of Income of both the Company and Southwest include revenue from contracts with customers, which is shown below disaggregated by customer type, in addition to other categories of revenue:

	December 31,
(Thousands of dollars)	2022	2021	2020
Residential	$1,324,794	$1,035,612	$958,520
Small commercial	378,520	270,214	221,541
Large commercial	85,234	57,371	44,633
Industrial/other	50,894	42,313	26,242
Transportation	100,642	92,240	88,215
Revenue from contracts with customers	1,940,084	1,497,750	1,339,151
Alternative revenue program revenues (deferrals)	(18,478)	13,181	12,140
Other revenues (a)	13,463	10,859	(706)
Total Regulated operations revenues	$1,935,069	$1,521,790	$1,350,585
(a) Amounts include late fees and other miscellaneous revenues, and may also include the impact of certain regulatory mechanisms, such as cost-of-service components in current customer rates that are expected to be returned to customers in future periods. Also includes the impacts of a temporary pandemic-period moratorium on late fees and disconnection for nonpayment during the majority of 2020 and part of 2021; 2020 also includes amounts related to tax reform savings reserves/adjustments.
Utility Infrastructure Services Segment:
The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs (a method of recognition based on inputs). Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.
Centuri is required to collect taxes imposed by various governmental agencies on the work performed for its customers. These taxes are not included in Utility infrastructure services revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.
Centuri derives revenue from the installation, replacement, repair, and maintenance of energy distribution systems. Centuri has operations in the U.S. and Canada. The primary focus of Centuri operations is replacement of natural gas distribution pipe and electric service lines, as well as new infrastructure installations. In addition, Centuri performs certain industrial construction activities for various customers and industries. Centuri has two types of agreements with its customers: master services agreements (“MSAs”) and bid contracts. Most of Centuri’s customers supply many of their own materials in order for Centuri to complete its work under the contracts.
An MSA identifies most of the terms describing each party’s rights and obligations that will govern future work authorizations. An MSA is often effective for multiple years. A work authorization is issued by the customer to describe the location, timing, and any additional information necessary to complete the work for the customer. The combination of the MSA and the work authorization determines when a contract exists and revenue recognition may begin. Each work authorization is generally a single performance obligation as Centuri is performing a significant integration service.
A bid contract is typically a one-time agreement for a specific project that has all necessary terms defining each party’s rights and obligations. Each bid contract is evaluated for revenue recognition individually. Control of assets created under bid contracts generally passes to the customer over time. Bid contracts often have a single performance obligation as Centuri is providing a significant integration service.
Centuri’s MSA and bid contracts are characterized as either fixed-price contracts or unit-price contracts for revenue recognition purposes. The cost-to-cost input method is used to measure progress towards the satisfaction of a performance obligation for fixed-price contracts. Input methods result in the recognition of revenue based on the entity’s expended effort toward satisfaction of the performance obligation relative to the total expected effort to satisfy it in full. For unit-price contracts, an output method is used to measure progress towards satisfaction of a performance obligation (based on the completion of each unit that is required under the contract).
Actual revenues and project costs can vary, sometimes substantially, from previous estimates due to changes in a variety of factors, including unforeseen circumstances. These factors, along with other risks inherent in performing fixed-price contracts may cause actual revenues and gross profit for a project to differ from previous estimates, and could result in reduced profitability or losses on projects. Changes in these factors may result in revisions to costs and earnings, the impacts for which are recognized in the period in which the changes are identified. Once identified, these types of conditions continue to be evaluated for each project throughout the project term, and ongoing revisions in management’s estimates of contract value, cost, and profit are recognized as necessary in the period determined.
Centuri categorizes work performed under MSAs and bid contracts into three primary service types: gas construction, electrical construction, and other construction. Gas construction includes work involving previously existing gas pipelines and the installation of new pipelines or service lines. Electrical construction includes work involving installation and maintenance of transmission and distribution lines, including storm restoration services. Other construction includes all other work and can include industrial and water utility services.
Contracts can have compensation/consideration that is variable. For MSAs, variable consideration is evaluated at the customer level as the terms creating variability in pricing are included within the MSA and are not specific to a work authorization. For multi-year MSAs, variable consideration items are typically determined for each year of the contract and not for the full contract term. For bid contracts, variable consideration is evaluated at the individual contract level. The expected value method or most likely amount method is used based on the nature of the variable consideration. Types of variable consideration include liquidated damages, delay penalties, performance incentives, safety bonuses, payment discounts, and volume rebates. Centuri will typically estimate variable consideration and adjust financial information, as necessary.
Change orders involve the modification in scope, price, or both to the current contract, requiring approval by both parties. The existing terms of the contract continue to be accounted for under the current contract until such time as a change order is approved. Once approved, the change order is either treated as a separate contract or as part of the existing contract, as appropriate under the circumstances. When the scope is agreed upon in the change order but not the price, Centuri estimates the change to the transaction price.
The following tables display Centuri’s revenue from contracts with customers disaggregated by service type and contract type:

	December 31,
(Thousands of dollars)	2022	2021	2020
Service Types:
Gas infrastructure services	$1,531,818	$1,302,340	$1,261,160
Electric power infrastructure services	778,124	525,202	411,826
Other	450,385	331,119	275,302
Total Utility infrastructure services revenues	$2,760,327	$2,158,661	$1,948,288

	December 31,
(Thousands of dollars)	2022	2021	2020
Contract Types:
Master services agreement	$2,342,220	$1,652,978	$1,490,009
Bid contract	418,107	505,683	458,279
Total Utility infrastructure services revenues	$2,760,327	$2,158,661	$1,948,288

Unit-price contracts	$1,608,131	$1,369,082	$1,356,640
Fixed-price contracts	498,039	267,742	157,701
Time and materials contracts	654,157	521,837	433,947
Total Utility infrastructure services revenues	$2,760,327	$2,158,661	$1,948,288
The following table provides information about contracts receivable and revenue earned on contracts in progress in excess of billings (contract assets), both of which are included within Accounts receivable, net of allowances, and provides information about amounts billed in excess of revenue earned on contracts (contract liabilities), which are included in Other current liabilities as of December 31, 2022 and 2021 on the Company’s Consolidated Balance Sheets:

	December 31,
(Thousands of dollars)	2022	2021
Contracts receivable, net	$394,022	$296,005
Revenue earned on contracts in progress in excess of billings	238,059	214,774
Amounts billed in excess of revenue earned on contracts	35,769	11,860
The revenue earned on contracts in progress in excess of billings (contract asset) primarily relates to Centuri’s rights to consideration for work completed but not billed and/or approved at the reporting date. These contract assets are transferred to contracts receivable when the rights become unconditional. These contract assets are recoverable from Centuri’s customers based upon various measures of performance, including achievement of certain milestones, completion of specified units or completion of a contract. In addition, many of Centuri’s time and materials arrangements are billed in arrears pursuant to contract terms that are standard within the industry, resulting in contract assets and/or unbilled receivables being recorded, as revenue is recognized in advance of billings. Due to the lag in invoicing associated with contractual provisions (or other economic or market conditions that may impact a customer’s business), Centuri’s ability to bill and subsequently collect amounts due may be impacted. These changes may result in the need to record an estimated valuation allowance to adjust contract asset balances to their net realizable value.
The amounts billed in excess of revenue earned (contract liability) primarily relate to the advance consideration received from customers for which work has not yet been completed. The change in this contract liability balance from December 31, 2021 to December 31, 2022 was due to revenue recognized of approximately $11.9 million that was included in this balance as of January 1, 2022, after which time it became earned and the balance was reduced, in addition to increases due to amounts received, net of revenue recognized during the period related to contracts that commenced during the period.
For contracts that have an original duration of one year or less, Centuri does not consider/compute an interest component based on the time value of money. Further, because of the short duration of these contracts, the Company has not disclosed the transaction price for the remaining performance obligations as of the end of each reporting period or when the Company expects to recognize the revenue.
As of December 31, 2022, Centuri has 57 contracts with an original duration of more than one year. The aggregate amount of the transaction price allocated to the unsatisfied performance obligations of these contracts as of December 31, 2022 was $440.8 million. Centuri expects to recognize the remaining performance obligations over approximately the next two years; however, the timing of that recognition is largely within the control of the customer, including when the necessary equipment and materials required to complete the work will be provided by the customer.
Utility infrastructure services contracts receivable consists of the following:

	December 31,
(Thousands of dollars)	2022	2021
Billed on completed contracts and contracts in progress	$395,771	$292,770
Other receivables	2,569	3,492
Contracts receivable, gross	398,340	296,262
Allowance for doubtful accounts	(4,318)	(257)
Contracts receivable, net	$394,022	$296,005
Pipeline and Storage Segment:
MountainWest derives revenue on the basis of services rendered, commodities delivered, or contracts settled and includes amounts yet to be billed to customers. MountainWest generates revenue and earnings from annual reservation payments under firm peaking storage and firm transportation contracts. Straight-fixed-variable rate designs are used to allow for recovery of substantially all fixed costs in demand or reservation charges, thereby reducing the earnings impact of volume changes on gas transportation and storage operations.
MountainWest receives upfront payment for certain storage services it provides to customers, which are considered to be contract liabilities. These payments are amortized to revenue over the term of the contract.
The primary types of sales and service activities reported as revenue from contracts with customers are FERC-regulated gas transportation and storage services, and to a lesser extent, natural gas liquid (“NGL”) revenues consisting primarily of NGL processing services, and other revenue (consisting of natural gas sales, as well as services related to gathering and processing activities and miscellaneous service revenue).
Transportation and storage contracts are primarily stand-ready service contracts that include fixed reservation and variable usage fees. Fixed fees are recognized ratably over the life of the contract as the stand-ready performance obligations are satisfied, while variable usage fees are recognized when MountainWest has a right to consideration from a customer in an amount that corresponds directly with the value to the customer of the performance obligation completed to date. Substantially all of MountainWest’s revenues are derived from performance obligations satisfied over time, rather than recognized at a single point in time. Payment for most sales and services varies by contract type, but is typically due within a month of billing.
MountainWest typically receives or retains NGLs and natural gas from customers when providing natural gas processing, transportation, or storage services. MountainWest records the fair value of NGLs received as service revenue recognized over time and recognizes revenue from the subsequent sale of the NGLs to customers upon delivery. MountainWest typically retains some natural gas under certain transportation service arrangements, intended to facilitate performance of the service and allow for natural losses that occur. As the intent of the retention amount is to enable fulfillment of the contract rather than to provide compensation for services, the fuel allowance is not included in revenue.
MountainWest Regulated operations revenues on the Consolidated Statements of Income of the Company include revenue from contracts with customers, which is shown below, disaggregated by categories of sales and service activities.

(Thousands of dollars)	December 31, 2022
Regulated gas transportation and storage revenues	$248,304
NGL revenues	5,983
Other revenues	10,152
Revenue from contracts with customers	264,439
Other revenues	174
Total Regulated operations revenues	$264,613
MountainWest has certain multi-year contracts with fixed-price performance obligations that were unsatisfied (or partially unsatisfied) at the end of the reporting period, whereby revenue will be earned over time as MountainWest stands ready to provide service. These amounts are not material to the Company’s financial statements overall. MountainWest also has certain contract liabilities related to consideration received from customers with an obligation to transfer goods or services subsequent to the balance sheet date, amounts for which are not material.